Exhibit 99.1

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 1 of 57

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1)	}
CORPORATION, ET AL.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM            January 1, 2010            TO            January 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski , CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1)	On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:

BankUnited Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1

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GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Disclaimer

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 3 of 57

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING     January 1, 2010     AND ENDING     January 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$15,752,967	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$605		$19,195,085

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$605		$19,195,085

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$15,753,572		$19,195,085

5 DISBURSEMENTS
A. Advertising		$—		$141,170

B. Bank Charges		$99		$931

C. Contract Labor		$10,666		$11,462

D. Fixed Asset Payments (not incl. in “N”)		$—		$—

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$1,043

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$228,158		$3,499,130

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$562

T. U.S. Trustee Quarterly Fees		$7,150		$18,200

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$21,116		$36,205

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$267,190		$3,708,703

7. ENDING BALANCE (Line 4 Minus Line 6)		$15,486,383	(c)	$15,486,383	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of February , 2010.	/s/ Joseph J. Luzinski , as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

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MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
BUFC - Close Pre-Petition Bank Accounts	$—	$16,061,971

BUFC - Interest Income	$513	$4,194

BUFC - Retainer Recoveries	$—	$107,141

BUFC - Transfer of Brokerage Accounts from “Old Bank”	$—	$57,039

BUFC - Preference Recoveries	$—	$431,970

BUFC - Insurance Premium Refunds	$—	$130,093

BUFS - Close Pre-Petition Bank Accounts	$—	$2,033,234

BUFS - Interest Income	$82	$647

BUFS - Return of Suntrust Funds	$—	$98,238

BUFS - Commissions Revenue	$—	$135

BU Realty - Close “Old Bank” Bank Accounts	$—	$30,550

BU Realty - Interest Income	$1	$8

CRE - Close Pre-Petition Bank Accounts	$—	$239,791

CRE - Interest Income	$9	$73

TOTAL OTHER RECEIPTS	$605	$19,195,085

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

Corporate Filing Fees	$150	$450

Employee Expense Reimbursement	$—	$2,088

Financial Subscriptions	$—	$12,700

CRE - St. Regis Timeshare Annual Maintenance Fees	$20,966	$20,966

TOTAL OTHER DISBURSEMENTS	$21,116	$36,205

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 5 of 57

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

For the Period Ended January 31, 2010

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	0	0	0	0
Insurance Premium Refunds	0	0	0	0	0
Preference Recoveries	0	0	0	0	0
Retainer Recoveries	0	0	0	0	0
Transfer from Old Bank	0	0	0	0	0

Total Income	0	0	0	0	0
Expense
Advertising	0	0	0	0	0
Bank Charges	99	0	0	0	99
Board Compensation	0	0	0	0	0
Contract Labor	10,666	0	0	0	10,666
Insurance	0	0	0	0	0
Other Operating Expenses	0	0	150	20,966	21,116
Professional Fees
CRO Fees	0	0	0	0	0
Financial Advisor Fees
Fin. Advisor Fees - Committee	3,842	0	0	0	3,842
Fin. Advisor Fees - Debtor	8,966	0	0	0	8,966

Financial Advisor Fees	12,807	0	0	0	12,807
Financial Advisor Reimb Expense					0
Fin. Adv. Reimb Exp - Committee	1,444	0	0	0	1,444
Fin. Adv. Reimb Exp - Debtor	215	0		0	215

Financial Advisor Reimb Expense	1,659	0	0	0	1,659
Legal Fees					0
Legal Fees - Committee	81,822	0	0	0	81,822
Legal Fees - Debtor	118,151	0	0	0	118,151
Legal Fees - Other	0	0	0	0	0

Legal Fees	199,973	0	0	0	199,973
Legal Reimb Expenses					0
Legal Reimb Exp - Committee	12,558	0	0	0	12,558
Legal Reimb Exp - Debtor	1,161	0	0	0	1,161
Legal Reimb Exp - Other	0	0	0	0	0

Legal Reimb Expense	13,719	0	0	0	13,719

Total Professional Fees	228,158	0	0	0	228,158
U.S. Trustee Quarterly Fees	6,500	325	0	325	7,150

Total Expense	245,423	325	150	21,291	267,190

Net Ordinary Income	(245,423)	(325)	(150)	(21,291)	(267,190)

Other Income/Expense
Other Income
Other Receipts
Interest Income	513	82	1	9	605

Total Other Receipts	513	82	1	9	605

Total Other Income	513	82	1	9	605

Net Other Income	513	82	1	9	605

Net Incr./(Decr.) in Cash During Period	(244,910)	(243)	(149)	(21,283)	(266,585)

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BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

Inception to Date (January 31, 2010)

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	135	0	0	135
Insurance Premium Refunds	130,093	0	0	0	130,093
Other Receipts (See MOR-3)	0	98,238	0	0	98,238
Preference Recoveries	431,970	0	0	0	431,970
Retainer Recoveries	107,141	0	0	0	107,141
Transfer from Old Bank	16,119,010	2,033,234	30,550	239,791	18,422,586

Total Income	16,788,215	2,131,607	30,550	239,791	19,190,163
Expense
Advertising	141,170	0	0	0	141,170
Bank Charges	931	0	0	0	931
Board Compensation	75,000	0	0	0	75,000
Contract Labor	10,666	796	0	0	11,462
Insurance	0	0	0	0	0
Office Supplies	1,043	0	0	0	1,043
Other Operating Expenses (See MOR-3)	14,788	150	150	21,116	36,205
Professional Fees
CRO Fees	210,000	0	0	0	210,000
Financial Advisor Fees	420,339	0	0	0	420,339
Financial Advisor Reimb Expense	10,423	0	0	0	10,423
Legal Fees	2,682,925	0	0	0	2,682,925
Legal Reimb Expense	100,444	0	0	0	100,444

Total Professional Fees	3,424,130	0	0	0	3,424,130
Travel & Entertainment	562	0	0	0	562
U.S. Trustee Quarterly Fees	16,250	975	0	975	18,200

Total Expense	3,684,540	1,921	150	22,091	3,708,703

Net Ordinary Income	13,103,675	2,129,686	30,400	217,700	15,481,461
Other Income/Expense
Other Income
Other Receipts
Interest Income	4,194	647	8	73	4,922

Total Other Receipts	4,194	647	8	73	4,922

Total Other Income	4,194	647	8	73	4,922

Net Other Income	4,194	647	8	73	4,922

Net Income	13,107,869	2,130,333	30,408	217,773	15,486,383

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 7 of 57

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of January 31, 2010

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	13,056,228			2,130,333
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,641			—

Total Checking/Savings			13,107,869			2,130,333
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	70,825			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	—			107,783	(3)
Prepaid Assets	57,569			—
Related Party Loans Receivable	14,503,977	(4)		—

Total Other Current Assets			15,641,124			304,979

Total Current Assets			28,765,157			2,435,312

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	4,599,397			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,224,762	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets			13,010,837			—

TOTAL ASSETS(1)			41,775,993			2,435,312

Liabilities & Equity(1)
Liabilities
Current Liabilities
Accounts Payable			—			—
Other Current Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Deferred Taxes	5,232,489			—
Related Party Loans Payable	—			3,401,671	(4)

Total Other Current Liabilities			17,012,208			3,401,671

Total Current Liabilities			17,012,208			3,401,671

Long Term Liabilities
Convertible Notes -BUFC- 3.125%	120,000,000			—
Forward Purchase Contract	2,652,223			—
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC- L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Long Term Liabilities			556,413,223			—

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	13,107,869			2,130,333
Unrealized Gain/(Loss) on Investment in Partnerships	78,531			—
Total Equity			(531,649,438)			(966,359)

TOTAL LIABILITIES & EQUITY(1)			41,775,993			2,435,312

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

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BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of January 31, 2010

	BU Realty Corp.			CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)		—
Post-Petition Bank Accounts	30,408			217,773			15,434,742
Brokerage Accounts	—			—			—
FHLB Overnight Deposit	—			—			51,641

Total Checking/Savings			30,408			217,773	15,486,383
Accounts Receivable			—			—	16,163
Other Current Assets
Deposits	—			—			70,825
Income Tax Receivable	—			613			1,206,562
Other Receivables	—			—			107,783
Prepaid Assets	—			—			57,569
Related Party Loans Receivable	—			7,460	(4)		14,511,437

Total Other Current Assets			—			8,073	15,954,176

Total Current Assets			30,408			225,846	31,456,722

Fixed Assets
Accumulated Depreciation	—			—			—
Furniture and Equipment	—			—			—

Total Fixed Assets			—			—	—
Other Assets
Deferred Offering Cost	—			—			4,599,397
Deferred Tax Asset	—			—			29,567
Investment in BKUN Stat Trust	—			—			7,121,000
Investment in Partnerships	—			—			1,224,762
Investment in Subsidiaries	—			—			—
Painting & Other Art Works	—			—			36,111
Timeshare	—			578,449			578,449

Trademarks	—			—

Total Other Assets			—			578,449	13,589,286

TOTAL ASSETS(1)			30,408			804,295	45,046,008

Liabilities & Equity(1)
Liabilities
Current Liabilities
Accounts Payable			—			—	—
Other Current Liabilities
Accrued Expenses	—			—			652,578
Accrued Interest Payable	—			—			11,127,142
Deferred Taxes	—			—			5,232,489
Related Party Loans Payable	—			—			3,401,671

Total Other Current Liabilities			—			—	20,413,879

Total Current Liabilities			—			—	20,413,879

Long Term Liabilities
Convertible Notes -BUFC- 3.125%	—			—			120,000,000
Forward Purchase Contract	—			—			2,652,223
Sub Sr Note-BUFC-6.37% 4/07	—			—			184,000,000
Subdebt@3MTH - BUFC- L+3% 09/07	—			—			12,500,000
Subnotes - BUFC	—			—			237,261,000

Total Long Term Liabilities			—			—	556,413,223

Total Liabilities			—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—			586,522			(547,346,009)
Retained Earnings - Post Petition	30,408			217,773			15,486,383
Unrealized Gain/(Loss) on Investment in Partnerships	—			—			78,531
Total Equity			30,408			804,295	(531,781,095)

TOTAL LIABILITIES & EQUITY(1)			30,408			804,295	45,046,008

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

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BankUnited Financial Corporation, et al., DIP

Notes to the Financial Statements

For the period ended January 31, 2010

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subsequent to the filing of this Report.

(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.

(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor’s trial balance for the purposes of these financial statements.

(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.

(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 10 of 57

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

ACCOUNTS RECEIVABLE AT PETITION DATE:		UNKNOWN

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$16,163	(a)

PLUS: Current Month New Billings	$—

MINUS: Collection During the Month	$—	(b)

PLUS/MINUS: Adjustments or Writeoffs	$—	*

End of Month Balance	$16,163	(c)

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

NA

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
$—	$—	$—	$16,163	$16,163	(c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

None

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-4

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 11 of 57

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
None

TOTAL AMOUNT				$—	(b)

☐	Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	None (a)
PLUS: New Indebtedness Incurred This Month	$—

MINUS: Amount Paid on Post Petition, Accounts Payable This Month	$—

PLUS/MINUS: Adjustments	$—	*

Ending Month Balance	$—	(c)

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor / Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent

None

TOTAL		$—	(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 12 of 57

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	None

INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$—	(a)

PLUS: Inventory Purchased During Month	$—

MINUS: Inventory Used or Sold	$—

PLUS/MINUS: Adjustments or Write-downs	$—	*

Inventory on Hand at End of Month	$—

METHOD OF COSTING INVENTORY:	NA

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory

—%	—%	—%	—%	100	%*

*	Aging Percentages must equal 100%.
☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:	NA

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	UNKNOWN	(b)

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):	NA

FIXED ASSETS RECONCILIATION:
Fixed Assets Book Value at Beginning of Month	$—	(a)(b)

MINUS: Depreciation Expense	$—

PLUS: New Purchases	$—

PLUS/MINUS: Adjustments or Write-downs	$—	*

Ending Monthly Balance	$—

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:	NA

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 13 of 57

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Checking, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP	ACCOUNT NUMBER:	xxxxx2430

PURPOSE OF ACCOUNT:	OPERATING (Checking)

Ending Balance per Bank Statement	$16,595

Plus Total Amount of Outstanding Deposits	$228,158

Minus Total Amount of Outstanding Checks and other debits	$(239,158	)*

Minus Service Charges	$—

Ending Balance per Check Register	$5,595	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account
$—	Transferred to Tax Account
$—	Transferred to BankUnited Financial Corp. - MMA
$—	Transferred to BankUnited Financial Services - MMA
$—	Transferred to BU Realty Corporation - MMA
$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 14 of 57

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT (Checking, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP

ACCOUNT NUMBER:	xxxxx2430

PURPOSE OF ACCOUNT:	OPERATING (Checking)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
01/04/2010	1066	Epic Bankruptcy Solutions	Notice, balloting and Creditor Committee website agent	$90

01/04/2010	1067	Epic Bankruptcy Solutions	Notice, balloting and Creditor Committee website agent	$4,930

01/04/2010	1068	Epic Bankruptcy Solutions	Notice, balloting and Creditor Committee website agent	$5,647

01/14/2010	1069	FL Dept. of State	Annual filing fees - BU Realty	$150

01/15/2010	FEE	J.P. Morgan	Bank Fees	$99

VOID	1070	VOID	VOID	$—

01/20/2010	1071	U.S. Trustee	Quarterly Fees	$6,500

01/25/2010	1072	Development Specialists, Inc.	Financial Advisor Fees (Debtor)	$6,386

01/25/2010	1073	Greenberg Traurig	Legal Fees (Debtor)	$119,312

01/25/2010	1074	PriceWaterhouseCoopers	Tax Preparer Fees	$2,795

01/25/2010	1075	Kilpatrick Stockton LLP	Legal Fees (Creditors)	$63,445

01/25/2010	1076	J.H. Cohn	Financial Advisor Fees (Creditors)	$5,285

01/25/2010	1077	Kozyak Tropin	Legal Fees (Creditors)	$30,935

TOTAL				$245,573

MOR-8

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 15 of 57

January 01, 2009 -
January 29, 2009
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2
Account Number XXXXXXXXXX22430

Customer Service
BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESION C/O DSI 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the forgoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$129,543.32
Deposits and Credits	3	$17,315.88
Withdrawals and Debits	1	$99.18
Checks Paid	12	$130,164.95
Ending Ledger Balance		$16,595.07

Deposits and Credits

Ledger Date	Description	Amount
01/07	Online Transfer from MMA XXXXX2448 transaction#: 302325138	$10,665.88
01/14	Online Transfer from MMA XXXXX2612 transaction#: 305611651	$150.00
01/22	Online Transfer from MMA XXXXX2448 transaction#: 309175686	$6,500.00
Total		$17,315.88

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 16 of 57

January 01, 2010 - January 29, 2010

Account Number XXXXXXXXXX22430

BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESION

Commercial Checking

(continued)

Withdrawals and Debits

Ledger Date	Description	Amount
01/15	ACCOUNT ANALYSIS SETTLEMENT CHARGE	$99.18
Total		$99.18

Checks Paid

Check	Date Paid	Amount	Check		Date Paid	Amount	Check	Date Paid	Amount

1054	01/07	$4,500.00	1060		01/04	$11,936.91	1066	01/19	$89.60
1055	01/05	$4,500.00	1062	*	01/06	$2,384.00	1067	01/19	$4,929.50
1058*	01/12	$4,500.00	1064	*	01/05	$31,899.97	1068	01/19	$5,646.78
1059	01/04	$30,000.00	1065		01/06	$29,628.19	1069	01/20	$150.00
Total 12 check(s)									$130,164.95

*	indicates gap in sequence

Daily Balance

Date	Ledger Balance
01/04	$87,606.41
01/05	$51,206.44
01/06	$19,194.25
01/07	$25,360.13
01/12	$20,860.13

Date	Ledger Balance
01/14	$21,010.13
01/15	$20,910.95
01/19	$10,245.07
01/20	$10,095.07
01/22	$16,595.07

Your service charges, fees and earnings credit have been calculated through account analysis.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 17 of 57

11:29 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Summary
02/09/10	BUFC, DIP - Checking (2430), Period Ending 01/29/2010

	Jan 29, 10
Beginning Balance		129,543.32
Cleared Transactions
Checks and Payments -13 items	-130,264.13
Deposits and Credits - 3 items	17,315.88

Total Cleared Transactions	-112,948.25

Cleared Balance		16,595.07

Uncleared Transactions
Checks and Payments - 8 items	-239,158.08
Deposits and Credits - 2 items	228,158.08

Total Uncleared Transactions	-11,000.00

Register Balance as of 01/29/2010		5,595.07

Ending Balance		5,595.07

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 18 of 57

11:29 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Detail
02/09/10	BUFC, DIP - Checking (2430), Period Ending 01/29/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						129,543.32
Cleared Transactions
Checks and Payments - 13 items
Check	12/23/2009	1058	Danielle Camner Li...	X	-4,500.00	-4,500.00
Check	12/23/2009	1054	Doyle C. Bartlet	X	-4,500.00	-9,000.00
Check	12/23/2009	1055	Lester M. Bliwise	X	-4,500.00	-13,500.00
Check	12/31/2009	1064	J. H. Cohn	X	-31,899.97	-45,399.97
Check	12/31/2009	1059	Development Speci...	X	-30,000.00	-75,399.97
Check	12/31/2009	1065	Kozyak Tropin	X	-29,628.19	-105,028.16
Check	12/31/2009	1060	Development Speci...	X	-11,936.91	-116,965.07
Check	12/31/2009	1062	PriceWaterhouseC...	X	-2,384.00	-119,349.07
Check	1/4/2010	1068	Epiq Bankruptcy So...	X	-5,646.78	-124,995.85
Check	1/4/2010	1067	Epiq Bankruptcy So...	X	-4,929.50	-129,925.35
Check	1/4/2010	1066	Epiq Bankruptcy So...	X	-89.60	-130,014.95
Check	1/14/2010	1069	Florida Department...	X	-150.00	-130,164.95
	1/15/2010		JPMorgan Chase	X	-99.18	-130,264.13

Total Checks and Payments					-130,264.13	-130,264.13

Deposits and Credits - 3 items
Deposit	1/4/2010		BankUnited Financi...	X	10,665.88	10,665.88
Check	1/14/2010		BankUnited Financi...	X	150.00	10,815.88
Check	1/20/2010		BankUnited Financi...	X	6,500.00	17,315.88

Total Deposits and Credits					17,315.88	17,315.88

Total Cleared Transactions					-112,948.25	-112,948.25

Cleared Balance					-112,948.25	16,595.07
Uncleared Transactions
Checks and Payments - 8 items
Check	12/23/2009	1057	Gol Kalev		-4,500.00	-4,500.00
Check	1/20/2010	1071	U. S. Trustee		-6,500.00	-11,000.00
Check	1/25/2010	1073	Greenberg Traurig		-119,312.22	-130,312.22
Check	1/25/2010	1075	Kilpatrick Stockton...		-63,445.15	-193,757.37
Check	1/25/2010	1077	Kozyak Tropin		-30,934.87	-224,692.24
Check	1/25/2010	1072	Development Speci...		-6,385.54	-231,077.78
Check	1/25/2010	1076	J. H. Cohn		-5,285.12	-236,362.90
Check	1/25/2010	1074	PriceWaterhouseC...		-2,795.18	-239,158.08

Total Checks and Payments					-239,158.08	-239,158.08

Deposits and Credits - 2 items
Check	10/16/2009	1036	Void		0.00	0.00
Check	1/25/2010		BankUnited Financi...		228,158.08	228,158.08

Total Deposits and Credits					228,158.08	228,158.08

Total Uncleared Transactions					-11,000.00	-11,000.00

Register Balance as of 01/29/2010					-123,948.25	5,595.07

Ending Balance					123,948.25	5,595.07

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 19 of 57

ATTACHMENT 4A (2)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Money Market, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP	ACCOUNT NUMBER:	xxxxx2448

PURPOSE OF ACCOUNT:	Money Market

Ending Balance per Bank Statement	$13,278,791

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$(228,158	)*

Minus Service Charges	$—

Ending Balance per Check Register	$13,050,633	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account

$—	Transferred to Tax Account

$(228,158)	Transferred to BankUnited Financial Corp. - Operating

$—	Transferred to BankUnited Financial Services - MMA

$—	Transferred to BU Realty Corporation - MMA

$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (2)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 20 of 57

ATTACHMENT 5A (2)

CHECK REGISTER - OPERATING ACCOUNT (Money Market, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP

ACCOUNT NUMBER:	xxxxx2448

PURPOSE OF ACCOUNT:	Money Market

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
01/04/10	TRSFR	BUFC, DIP Checking (2430)	Transfer for operating expenses / prof fees	$10,666

01/20/10	TRSFR	BUFC, DIP Checking (2430)	Transfer for operating expenses / prof fees	$6,500

01/25/10	TRSFR	BUFC, DIP Checking (2430)	Transfer for operating expenses / prof fees	$228,158

TOTAL				$245,324

MOR-8 (2)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 21 of 57

January 01, 2010 –
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	January 29, 2010
Page 1 of 2
Account Number XXXXXXXXXX22448

Customer Service
BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the forgoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

	Number	Amount
Opening Ledger Balance		$13,295,445.45
Deposits and Credits	1	$511.70
Withdrawals and Debits	2	$17,165.88
Checks Paid	0	$.00
Ending Ledger Balance		$13,278,791.27

Average Ledger Balance	$13,285,210.00
Interest Credited this period	$511.70	Interest Credited Year to Date	$511.70

Interest Rate(s):	01/01 to 01/07 at 0.05%
01/08 to 01/21 at 0.03%
01/22 to 01/29 at 0.08%

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 22 of 57

January 01, 2010 - January 29, 2010

Account Number XXXXXXXXXX22448

BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
01/29	INTEREST PAYMENT	$511.70
Total		$511.70

Withdrawals and Debits

Ledger Date	Description	Amount
01/07	Online Transfer to CHK XXXXX2430 transaction#: 302325138	$10,665.88
01/22	Online Transfer to CHK XXXXX2430 transaction#: 309175686	$6,500.00
Total		$17,165.88

Daily Balance

Date	Ledger Balance
01/07	$13,284,779.57
01/22	$13,278,279.57

Date	Ledger Balance
01/29	$13,278,791.27

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 23 of 57

11:27 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Summary
02/09/10	BUFC, DIP - MMA (2448), Period Ending 1/29/2010

	Jan 29, 09
Beginning Balance		13,295,445.45
Cleared Transactions
Checks and Payments - 2 items	-17,165.88
Deposits and Credits -1 items	511.70

Total Cleared Transactions	-16,654.18

Cleared Balance		13,278,791.27

Uncleared Transactions
Checks and Payments - 1 item	-228,158.08

Total Uncleared Transactions	-228,158.08

Register Balance as of 1/29/2010		13,050,633.19

Ending Balance		13,050,633.19

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 24 of 57

11:27 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Detail
02/09/10	BUFC, DIP - MMA (2448), Period Ending 01/29/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						13,295,445.45
Cleared Transactions
Checks and Payments - 2 items
Deposit	1/4/2010		BankUnited Financi...	X	-10,665.88	-10,665.88
Check	1/20/2010		BankUnited Financi...	X	-6,500.00	-17,165.88

Total Checks and Payments					-17,165.88	-17,165.88

Deposits and Credits - 1 item
Deposit	1/29/2010		JPMorgan Chase	X	511.70	511.70

Total Deposits and Credits					511.70	511.70

Total Cleared Transactions					-16,654.18	-16,654.18

Cleared Balance					-16,654.18	13,278,791.27

Uncleared Transactions
Checks and Payments - 1 item
Check	1/25/2010		BankUnited Financi...		-228,158.08	-228,158.08

Total Checks and Payments					-228,158.08	-228,158.08

Total Uncleared Transactions					-228,158.08	-228,158.08

Register Balance as of 01/29/2010					-244,812.26	13,050,633.19

Ending Balance					-244,812.26	13,050,633.19

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 25 of 57

ATTACHMENT 4A (3)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Services, DIP	ACCOUNT NUMBER:	xxxxx2471

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$2,130,658

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$(325	)*

Minus Service Charges	$—

Ending Balance per Check Register	$2,130,333	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account

$—	Transferred to Tax Account

$—	Transferred to BankUnited Financial Corp. - Operating

$—	Transferred to BankUnited Financial Corp. - MMA

$—	Transferred to BU Realty Corporation - MMA

$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (3)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 26 of 57

ATTACHMENT 5A (3)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Services, DIP

ACCOUNT NUMBER:	xxxxx2471

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
01/20/10	1003	U.S. Trustee	Quarterly Fees	$325.00

TOTAL				$325.00

MOR-8 (3)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 27 of 57

January 01, 2010 -
January 29, 2010
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2
Account Number XXXXXXXXXX22471

Customer Service
BANKUNITED FINANCIAL SERVICES DEBTOR IN BANKUNITED FINANCIAL SERVICES DEBT IN POSSESSION CO DSI 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the forgoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

		Number		Amount
Opening Ledger Balance				$2,130,575.68

Deposits and Credits		1		$82.06

Withdrawals and Debits		0		$.00

Checks Paid		0		$.00

Ending Ledger Balance				$2,130,657.74

Average Ledger Balance	$2,130,578.00

Interest Credited this period	$82.06		Interest Credited Year to Date	$82.06

Interest Rate(s):	01/01 to 01/07 at 0.05%
01/08 to 01/21 at 0.05%
01/02 to 01/29 at 0.05%

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 28 of 57

January 01, 2010 - January 29, 2010

Account Number XXXXXXXXXX22471
BANKUNITED FINANCIAL SERVICES DEBTOR IN BANKUNITED FINANCIAL SERVICES DEBT IN POSSESSION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
01/29	INTEREST PAYMENT	$82.06
Total		$82.06

Daily Balance

Date	Ledger Balance
01/29	$2,130,657.74

Date	Ledger Balance

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 29 of 57

11:06 AM	BankUnited Financial Corporation, et al., DIP Reconciliation Summary BUFS, DIP - MMA (2471), Period Ending 01/29/2010
02/08/10

Jan 29, 10
Beginning Balance	2,130,575.68
Cleared Transactions
Deposits and Credits - 1 item	82.06

Total Cleared Transactions	82.06

Cleared Balance	2,130,657.74

Uncleared Transactions
Checks and Payments - 1 item	-325.00

Total Uncleared Transactions	-325.00

Register Balance as of 01/29/2010	2,130,332.74

Ending Balance	2,130,332.74

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 30 of 57

11:06 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Detail
02/08/10	BUFS, DIP - MMA (2471), Period Ending 01/29/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						2,130,575.68
Cleared Transactions
Deposits and Credits -1 item
Deposit	1/29/2010		Interest	X	82.06	82.06

Total Deposits and Credits					82.06	82.06

Total Cleared Transactions					82.06	82.06

Cleared Balance					82.06	2,130,657.74
Uncleared Transactions
Checks and Payments -1 item
Check	1/20/2010	1003	U.S. Trustee		-325.00	-325.00

Total Checks and Payments					-325.00	-325.00

Total Uncleared Transactions					-325.00	-325.00

Register Balance as of	01/29/2010				-242.94	2,130,332.74

Ending Balance					-242.94	2,130,332.74

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 31 of 57

ATTACHMENT 4A (4)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BU Realty Corporation	ACCOUNT NUMBER:	xxxxx2612

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$30,408

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Register	$30,408	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account
$—	Transferred to Tax Account
$—	Transferred to BankUnited Financial Corp. - Operating
$—	Transferred to BankUnited Financial Corp. - MMA
$—	Transferred to BankUnited Financial Services - MMA
$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (4)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 32 of 57

ATTACHMENT 5A (4)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BU Realty Corporation

ACCOUNT NUMBER:	xxxxx2612

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
01/14/10	TRSFR	BUFC, DIP Checking (2430)	Reimb. annual filing fees paid	$150

TOTAL				$150

MOR-8 (4)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 33 of 57

January 01, 2009 -
January 29, 2009
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2
Account Number XXXXXXXXXX22612

Customer Service
BU REALTY CORPORATION BU REALTY CORPORATION 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the forgoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

		Number		Amount
Opening Ledger Balance				$30,556.77

Deposits and Credits		1		$1.17

Withdrawals and Debits		0		$150.00

Checks Paid		0		$.00

Ending Ledger Balance				$30,407.94

Average Ledger Balance	$30,474.00

Interest Credited this period	$1.17		Interest Credited Year to Date	$1.17

Interest Rate(s):	01/01 to 01/07 at 0.05%
01/08 to 01/21 at 0.03%
01/22 to 01/29 at 0.08%

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 34 of 57

January 01, 2010 - January 29, 2010

Account Number XXXXXXXXXX22612

BU REALTY CORPORATION BU REALTY CORPORATION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
01/29	INTEREST PAYMENT	$1.17
Total		$1.17

Withdrawals and Debits

Ledger Date	Description	Amount
01/14	Online Transfer to CHK XXXXX2430 transaction#: 305611651	$150.00
Total		$150.00

Daily Balance

Date	Ledger Balance
01/14	$30,406.77

Date	Ledger Balance
01/29	$30,407.94

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 35 of 57

11:29 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Summary
02/09/10	BU Realty - MMA, Period Ending 01/29/2010

Jan 29, 10
Beginning Balance	30,556.77
Cleared Transactions Checks and Payments - 1 item	-150.00
Deposits and Credits - 1 item	1.17

Total Cleared Transactions	-148.83

Cleared Balance	30,407.94

Register Balance as of 01/29/2010	30,407.94
Ending Balance	30,407.94

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 36 of 57

11:29 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Detail
02/09/10	BU Realty - MMA, Period Ending 01/29/2010

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						30,556.77
Cleared Transactions Checks and Payments - 1 item
Check	1/14/2010		BankUnited Financi...	X	-150.00	-150.00

Total Checks and Payments					-150.00	-150.00
Deposits and Credits - 1 item
Deposit	1/29/2010		Interest	X	1.17	1.17

Total Deposits and Credits					1.17	1.17

Total Cleared Transactions					-148.83	-148.83

Cleared Balance					-148.83	30,407.94

Register Balance as of 01/29/2010					-148.83	30,407.94

Ending Balance					-148.83	30,407.94

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 37 of 57

ATTACHMENT 4A (5)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	CRE America Corp., Debtor in Possession	ACCOUNT NUMBER:	xxxxx2463

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$218,098

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$(325	) *

Minus Service Charges	$—

Ending Balance per Check Register	$217,773	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account

$—	Transferred to Tax Account

$—	Transferred to BankUnited Financial Corp. - Operating

$—	Transferred to BankUnited Financial Corp. - MMA

$—	Transferred to BankUnited Financial Services - MMA

$—	Transferred to BU Realty Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (5)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 38 of 57

ATTACHMENT 5A (5)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	CRE America Corp., Debtor in Possession

ACCOUNT NUMBER:	xxxxx2463

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
01/14/10	1004	Fifth & Fifty Fifth Residence Club NY	2010 annual Timeshare maintenance fees	$20,966

01/20/10	1005	U.S. Trustee	Quarterly Fees	$325

TOTAL				$21,291

MOR-8 (5)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 39 of 57

January 01, 2010 - January 29, 2010
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2
Account Number XXXXXXXXXX22463
Customer Service
00032463 CEN 802 3J 03010 - NNN T 1 000000000 C2 0000 CRE AMERICA CORP DEBTOR IN POSSESSION CRE AMERICA CORP DEBT IN POSSESSION CO DSI 200 SL BISCAYNE BLVD STE 1818 MIAMI FL 33131	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the forgoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

	Number	Amount
Opening Ledger Balance		$239,055.28
Deposits and Credits	1	$8.80
Withdrawals and Debits	0	$.00
Checks Paid	1	$20,966.41
Ending Ledger Balance		$218,097.67

Average Ledger Balance	$231,825.00
Interest Credited this period	$8.80	Interest Credited Year to Date	$8.80

Interest Rate(s):	01/01 to 01/07 at 0.05%
01/08 to 01/21 at 0.03%
01/22 to 01/29 at 0.08%

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 40 of 57

January 01, 2010 - January 29, 2010

Account Number XXXXXXXXXX2463

CRE AMERICA CORP DEBTOR IN POSSESSION CRE AMERICA CORP DEBT IN POSSESSION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
1/29	INTEREST PAYMENT	$8.80
Total		$8.80

Checks Paid

Check	Date Paid	Amount	Check	Date Paid	Amount	Check	Date Paid	Amount
1004	01/20	$20,966.41
Total 1 check(s)								$20.966.41

Daily Balance

Date	Ledger Balance
1/20	$218,088.87

Date	Ledger Balance
1/29	$218,097.67

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 41 of 57

11:06 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Summary
02/08/10	CRE America Corp, DIP-MMA (2463), Period Ending 01/29/2010

	Jan 29, 10
Beginning Balance		239,055.28
Cleared Transactions
Checks and Payments - 1 item	-20,966.41
Deposits and Credits - 1 item	8.80

Total Cleared Transactions	-20,957.61

Cleared Balance		218,097.67

Uncleared Transactions
Checks and Payments - 1 item	-325.00

Total Uncleared Transactions	-325.00

Register Balance as of 01/29/2010		217,772.67

Ending Balance		217,772.67

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 42 of 57

11:06 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Detail
02/08/10	CRE America Corp, DIP-MMA (2463), Period Ending 01/29/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						239,055.28
Cleared Transactions
Checks and Payments - 1 item
Check	1/14/2010	1004	Fifth & Fifty-Fifth Re...	X	-20,966.41	-20,966.41

Total Checks and Payments					-20,966.41	-20,966.41
Deposits and Credits - 1 item
Deposit	1/29/2010		Interest	X	8.80	8.80

Total Deposits and Credits					8.80	8.80

Total Cleared Transactions					-20,957.61	-20,957.61

Cleared Balance					-20,957.61	218,097.67
Uncleared Transactions
Checks and Payments - 1 item
Check	1/20/2010	1005	U.S. Trustee		-325.00	-325.00

Total Checks and Payments					-325.00	-325.00

Total Uncleared Transactions					-325.00	-325.00

Register Balance as of 01/29/2010					-21,282.61	217,772.67

Ending Balance					-21,282.61	217,772.67

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 43 of 57

ATTACHMENT 4A (6)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Pre-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	FHLBank Atlanta	BRANCH:	Atlanta, Georgia

ACCOUNT NAME:	BankUnited Financial Corporation	ACCOUNT NUMBER:	xxx9100

PURPOSE OF ACCOUNT:	Overnight Deposit

Ending Balance per Bank Statement	$51,641

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Register	$51,641	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account

$—	Transferred to Tax Account

$—	Transferred to BankUnited Financial Corp. - Operating

$—	Transferred to BankUnited Financial Corp. - MMA

$—	Transferred to BankUnited Financial Services - MMA

$—	Transferred to BU Realty Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (6)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 44 of 57

ATTACHMENT 5A (6)

CHECK REGISTER - OPERATING ACCOUNT (Pre-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	FHLBank Atlanta	BRANCH:	Atlanta, Georgia

ACCOUNT NAME:	BankUnited Financial Corporation

ACCOUNT NUMBER:	xxx9100

PURPOSE OF ACCOUNT:	Overnight Deposit

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—

MOR-8 (6)

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 45 of 57

)8U )s0p20.0v0s3b4101T DAILY INVESTMENT ACCOUNT STATEMENT
FDIC AS RECEIVER FOR BANKUNITED	ENCLOSURES 0 ACCOUNT NUMBER
FINANCIAL CORPORATION	3569100
ATTN: CASH MANAGER	STATEMENT PERIOD
7815 NW 148TH STREET	FROM 01/01/10 TO 01/31/10
MIAMI LAKES, FL 33016	CYCLE 31
Page 1 of 2

3569100            Account Summary

Beginning Balance		51,640.03
19	Credits	1.11	Interest
0	Debits	0.00	Paid	1.11
	Ending Balance	51,641.14

3569100            Transactions

Credits

Date	Description	Amount	Date	Description	Amount
01/04	POST EARNINGS	0.06	01/19	POST EARNINGS	0.18
01/05	POST EARNINGS	0.06	01/20	POST EARNINGS	0.05
01/06	POST EARNINGS	0.05	01/21	POST EARNINGS	0.06
01/07	POST EARNINGS	0.06	01/22	POST EARNINGS	0.04
01/08	POST EARNINGS	0.04	01/25	POST EARNINGS	0.13
01/11	POST EARNINGS	0.09	01/26	POST EARNINGS	0.05
01/12	POST EARNINGS	0.03	01/27	POST EARNINGS	0.04
01/13	POST EARNINGS	0.03	01/28	POST EARNINGS	0.04
01/14	POST EARNINGS	0.03	01/29	POST EARNINGS	0.05
01/15	POST EARNINGS	0.02

**************************************************************************************************

3569100             Account Totals

Date	Int Rate	Credits	Amount	Debits	Amount	Ending Balance
01/03	0.00010	0	0.00	0	0.00	51,640.03
01/04	0.00040	1	0.06	0	0.00	51,640.09
01/05	0.00040	1	0.06	0	0.00	51,640.15
01/06	0.00040	1	0.05	0	0.00	51,640.20
01/07	0.00030	1	0.06	0	0.00	51,640.26
01/08	0.00020	1	0.04	0	0.00	51,640.30
01/11	0.00020	1	0.09	0	0.00	51,640.39
01/12	0.00020	1	0.03	0	0.00	51,640.42
01/13	0.00020	1	0.03	0	0.00	51,640.45
01/14	0.00020	1	0.03	0	0.00	51,640.48
01/15	0.00030	1	0.02	0	0.00	51,640.50
01/18	0.00030	0	0.00	0	0.00	51,640.50
01/19	0.00040	1	0.18	0	0.00	51,640.68
01/20	0.00040	1	0.05	0	0.00	51,640.73

Continued on the next page

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 46 of 57

) 8U ) s0p20 . 0v0s3b4101T DAILY INVESTMENT ACCOUNT STATEMENT
FDIC AS RECEIVER FOR BANKUNITED	ENCLOSURES 0 ACCOUNT NUMBER
FINANCIAL CORPORATION	3569100
ATTN: CASH MANAGER	STATEMENT PERIOD
7815 NW 148TH STREET	FROM 01/01/10 TO 01/31/10
MIAMI LAKES, FL 33016	CYCLE 31
Page 2 of 2

3569100 Account Totals
Date	Int Rate	Credits	Amount	Debits	Amount	Ending Balance
01/21	0.00030	1	0.06	0	0.00	51,640.79
01/22	0.00030	1	0.04	0	0.00	51,640.83
01/25	0.00030	1	0.13	0	0.00	51,640.96
01/26	0.00030	1	0.05	0	0.00	51,641.01
01/27	0.00030	1	0.04	0	0.00	51,641.05
01/28	0.00030	1	0.04	0	0.00	51,641.09
01/29	0.00030	1	0.05	0	0.00	51,641.14

Note: Ending balance includes any uncollected funds on deposit

****************************** END OF STATEMENT ******************************

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 47 of 57

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA	ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	PAYROLL

Ending Balance per Bank Statement	NA

Plus Total Amount of Outstanding Deposits	NA

Minus Total Amount of Outstanding Checks and other debits	NA	*

Minus Service Charges	NA

Ending Balance per Check Register	$—	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
NA

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account
NA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported As “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 48 of 57

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA

ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	PAYROLL

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
NA

TOTAL				$—

MOR-10

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 49 of 57

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA	ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	TAX

Ending Balance per Bank Statement	NA

Plus Total Amount of Outstanding Deposits	NA

Minus Total Amount of Outstanding Checks and other debits	NA	*

Minus Service Charges	NA

Ending Balance per Check Register	$—	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
NA

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account
NA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 50 of 57

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA

ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—	(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	$—	(a)

Sales & Use Taxes Paid	$—	(b)

Other Taxes Paid	$—	(c)

TOTAL	$—	(d)

(a)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5O).
(b)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5P).
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q).
(d)	These two lines must be equal.

MOR-12

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 51 of 57

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Security Pledge—TOUSA	$3,000,000	$3,000,000	07/31/07	UNK

Hedge Fund—Investment in Malta Hedge Fund II, LP	UNK	UNK	05/01/02	$1,075,696

Private Equity—Investment in SOAM Capital Partners, LP	$250,000	$250,000	UNK	$149,066

TOTAL				$1,224,762	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

(1) Location of Box/Account	(2) Maximum Amount of Cash in Drawer/Acct.	(3) Amount of Petty Cash On Hand At End of Month		(4) Difference between (Column 2) and (Column 3)
None				$—

$—

TOTAL		$—	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation. NA

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (A+B)	$1,224,762	(c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 52 of 57

Malta Hedge Fund II, L.P.

Monthly Balances with Performance, Year To Date as of: 1/31/2010

Mark D Bloom

Greenberg Traurig, PA

1221 Brickell Avenue

Miami, FL 33131

Account of: BankUnited Financial

Initial Investment on: May 1, 2002

Month Ending	Contributions	Withdrawals	Net Income	Net Balance	Net Return
Dec-2009				$1,064,140

Jan-2010	$0	$0	$11,556	$1,075,696	1.09%

				Year To Date:	1.09%

The above information is unaudited. The amounts reported are net of the accrued profit allocation although it is not actually deducted from your account until the end of the year or, if earlier, the date you withdraw from the fund.

Net income and net performance reflect the deduction of the profit allocation, a management fee, as well as other expenses.

cc: Joseph Luzinski

Malta Hedge Fund II, L.P.

Sandler O’Neill Asset Management, LLC

780 Third Avenue

5th Floor

New York, NY 10017

Tel: 212-486-7300    Fax: 212-486-7580

2/16/2010 12:57:10PM	a FUNDRUNNER® REPORT	© 1998-2004 Financial Interactive, Inc.	Page 1 of 1

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 53 of 57

SOAM Capital Partners, L.P.

c/o SOAM Venture Holdings, LLC

780 Third Avenue • 5th Floor • New York, NY 10017 • Tel: (212) 486-7300 • Fax: (212) 486-7580

CAPITAL ACCOUNT STATEMENT

December 31, 2009

Investor:        BankUnited Financial Corporation

Capital Commitment

Committed Capital	$500,000	Percentage of Partnership	0.0019%
Contributed Capital	$250,000
Unfunded Commitment	$250,000

Capital Account

Opening Balance - September 30, 2009	$151,966

Capital Contributions	—

Capital Distributions	—

Net Investment Income (Loss)	128

Unrealized Gain (Loss)	3,294

Realized Gain (Loss)	(6,322)

Ending Balance – December 31, 2009	$149,066

*	The value of your capital account reported above is unaudited and subject to change. Totals may differ due to rounding.

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 54 of 57

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
None

TOTAL			$—

MOR-14

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 55 of 57

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	January 1, 2010	Period Ending:	January 31, 2010

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid

None

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	None	None

Number hired during the period	None	None

Number terminated or resigned during period	None	None

Number of employees on payroll at end of period	None	None

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
See Attached.

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
None.

☐	☐ Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 56 of 57

BankUnited Financial Corp Insurance Policies

Policy Type	Insurance Company	Status	Policy Number	Limits	Beg	End	Total Cost	Insured	Status /Notes
Commercial Property	Lexington Insurance Company	Active	20412596	$25M	04/17/09	04/17/10	$487,792.58	BUFC and FSB
Commercial Property	Underwriters at Lloyd’s	Active	RP1000115	Rpt Monthly Value	04/17/09	04/15/10	$—
General Liability (Foreclosed Prop)	Underwriters at Lloyd’s	Active	RL1000115	$1M / $10M Aggregate	04/17/09	04/15/10	$—
General Liability	Colonial American Casualty & Surety	Active	FIA100079507	$1M / $2M Aggregate	04/17/09	04/17/10	$195,514.60

Insurance

Case 09-19940-LMI        Doc 468        Filed 02/23/10        Page 57 of 57

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

No significant developments occurred during the period.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before:             UNKNOWN            .

MOR-16

Case 09-19940-LMI        Doc 462        Filed 02/22/10        Page 1 of 3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19941-LMI
}
BANKUNITED FINANCIAL	}
SERVICES, INC.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM	January 1, 2010	TO	January 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

Case 09-19940-LMI        Doc 462        Filed 02/22/10        Page 2 of 3

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Case 09-19940-LMI        Doc 462        Filed 02/22/10        Page 3 of 3

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING     January 1, 2010     AND ENDING     January 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL SERVICES, INC.	Case Number	09-19941-LMI
Date of Petition:	May 22, 2009

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$2,130,576	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$82		$2,132,254

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$82		$2,132,254

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$2,130,658		$2,132,254

5 DISBURSEMENTS
A. Advertising		$—		$—

B. Bank Charges		$—		$—

C. Contract Labor		$—		$796

D. Fixed Asset Payments (not incl. in “N”)		$—		$—

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$—

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$—		$—

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$—

T. U.S. Trustee Quarterly Fees		$325		$975

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$—		$150

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$325		$1,921

7. ENDING BALANCE (Line 4 Minus Line 6)		$2,130,333	(c)	$2,130,333	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of February , 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

Case 09-19940-LMI        Doc 463        Filed 02/22/10        Page 1 of 3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19942-LMI
}
CRE AMERICA	}
CORPORATION	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM            January 1, 2010            TO            January 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address

and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

Case 09-19940-LMI        Doc 463        Filed 02/22/10        Page 2 of 3

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Case 09-19940-LMI        Doc 463        Filed 02/22/10        Page 3 of 3

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING     January 1, 2010     AND ENDING     January 31, 2010

Name of Debtor:	CRE AMERICA CORPORATION	Case Number	09-19942-LMI
Date of Petition:	May 22, 2009

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$239,055	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$9		$239,864

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$9		$239,864

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$239,064		$239,864

5 DISBURSEMENTS
A. Advertising		$—		$—

B. Bank Charges		$—		$—

C. Contract Labor		$—		$—

D. Fixed Asset Payments (not incl. in “N”)		$—		$—

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$—

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$—		$—

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$—

T. U.S. Trustee Quarterly Fees		$325		$975

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$20,966		$21,116

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$21,291		$22,091

7. ENDING BALANCE (Line 4 Minus Line 6)		$217,773	(c)	$217,773	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of February , 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

MOR-2